================================================================================

                                  United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 25, 2004






                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)





         DELAWARE                             1-14380                             73-1173881
(State or other jurisdiction of       (Commission File Number)       (I.R.S. Employer Identification No.)
incorporation or organization)




         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)





                                 (918) 495-4000
              (Registrant's telephone number, including area code)




================================================================================

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The purpose of this Form 8-K is to file a copy of a press release issued June 25, 2004 wherein CITGO announced that it had repaid in full the amount outstanding under its $200 million senior secured term loan.


ITEM 7. EXHIBITS

              C. EXHIBITS

                         Exhibit 99.1 News Release issued by CITGO Petroleum Corporation dated June 25, 2004, entitled "CITGO Retires $200 Million Term Loan Before Maturity."

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CITGO PETROLEUM CORPORATION


Date:  June 25, 2004                             /s/ Jerry E. Thompson
                                                 -------------------------------
                                                 Jerry E. Thompson
                                                 Chief Operating Officer

                                 EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION
--------------     -----------
     99.1          News Release issued by CITGO Petroleum Corporation dated
                   June 25, 2004, entitled "CITGO Retires $200 Million Term
                   Loan Before Maturity."